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                                                                   EXHIBIT 10.58

[LETTERHEAD OF BANK OF AMERICA]                           AMENDMENT TO DOCUMENTS

                       TWELFTH AMENDMENT TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT
                           (RECEIVABLES AND INVENTORY)


        This Twelfth Amendment to Second Amended and Restated Credit Agreement (Receivables and Inventory) (this "Amendment") is entered into as of March 26, 1998, among Bank of America National Trust and Savings Association ("Bank") and GT Bicycles California, Inc. ("GTBC"), Riteway Products East, Inc. ("East"), Riteway Products North Central, Inc. ("North Central"), Rite-Way Distributors Central, Inc. ("Central"), Rite-Way Distributors, Inc. ("Distributors"), GT and Bicycles, Inc. ("GT"). GTBC, East, North Central, Central, and Distributors are sometimes hereinafter referred to collectively as "Borrowers" and individually as a "Borrower."

                                    RECITALS

        A. Bank, Borrowers, and GT are parties to that certain Second Amended and Restated Credit Agreement (Receivables and Inventory) dated as of August 12, 1996, as modified by amendments dated September 15, 1996, October 15, 1996, October 31, 1996, February 13, 1997, March 14, 1997, August 15, 1997, September 11, 1997, October 23, 1997, November 18, 1997, February 4, 1998, and February 27, 1998 (as amended, the "Credit Agreement").

        B. The parties hereto now desire to amend the Credit Agreement on the terms and conditions set forth below.

                                    AGREEMENT

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

        2. Amendments. The Credit Agreement shall be amended as follows:

             (a) In subparagraph (iii) of the definition of "Borrowing Base" in Paragraph 1.1, the words "March 31, 1998" are amended to read "April 30, 1998."

             (b) In subparagraph (iv) of the definition of "Borrowing Base" in Paragraph 1.1, the words "April 1, 1998" are amended to read "May 1, 1998."


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             (c) In subparagraph (v) of the definition of "Borrowing Base" in
Paragraph 1.1, the words "March 31, 1998" are amended to read "April 30, 1998."

             (d) In the definition of "Revolving Credit Limit" in Paragraph 1.1, the words "March 31, 1998" are amended to read "the earlier of the closing of a loan transaction with Bankamerica Business Credit or April 30, 1998."

             (e) Paragraph 2.2(c) is amended by adding the following language at the end thereof:

               "Notwithstanding any other provision of this paragraph 2.2(c) or of the definition of Applicable Margin, the first Twenty Million Dollars ($20,000,000) outstanding under the Revolving Facility shall bear interest at the Reference Rate plus three and one-half percentage points (3.5%) or, subject to the provisions of Paragraph 2.6, the Offshore Rate plus four percentage points (4.0%) or the LIBOR Rate plus four percentage points (4.0%.) All further sums outstanding under the Revolving Facility shall bear interest as provided above."

             (f) Except as hereby amended, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

        3. Fee. Concurrently with the execution of this Amendment, Borrowers will pay to Bank a fee of $5,000.

        4. Representations and Warranties. Borrowers and GT represent and warrant to Bank that after giving effect to waivers granted prior hereto: (i) no Event of Default under the Credit Agreement and no event which, with notice or lapse of time or both, would become an Event of Default has occurred and is continuing; (ii) Borrowers' and GT's representations and warranties made under the Credit Agreement are true as of the date hereof; (iii) the making and performance by Borrowers and GT of this Amendment have been duly authorized by all necessary corporate action; (iv) no consent, approval, authorization, permit, or license is required in connection with the making or performance of this Amendment.

        5. Conditions. This Amendment will not become effective until Bank has received the following:

             (a) An original of this Amendment, executed by Borrowers, GT, and Bank.

             (b) The fee provided in Paragraph 3 above.


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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BANK OF AMERICA NATIONAL                           GT BICYCLES CALIFORNIA, INC.
TRUST AND SAVINGS ASSOCIATION                      RITEWAY PRODUCTS EAST, INC.
                                                   RITEWAY PRODUCTS NORTH
                                                     CENTRAL, INC.
By: /s/ Henry P. Rogers                            RITE-WAY DISTRIBUTORS
   -------------------------------                   CENTRAL, INC.
         Henry P. Rogers                           RITE-WAY DISTRIBUTORS, INC.
         Vice President                            GT BICYCLES, INC.



                                                   By: /s/ Michael Haynes
                                                      --------------------------
                                                          Michael Haynes
                                                          President


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